SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
__________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) of the
SECURITIES EXCHANGE ACT OF 1934

October 30, 2007

NATURAL NUTRITION, INC.
(Exact Name of Registrant as Specified in Charter)

Nevada	02-27569	65-0847995
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

109 North Post Oak Lane, Suite 422, Houston, Texas	77024
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code:	(713) 621-2737

Not Applicable
(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry Into Material Definitive Agreement.

On May 31, 2007, Natural Nutrition, Inc., a Nevada corporation (the “Company”) entered into a securities purchase agreement with YA Global Investments, L.P. (f/k/a Cornell Capital Partners, L.P. and hereinafter, the “Investor”) pursuant to which the Company sold to the Investor, and the Investor purchased from the Company, a secured convertible promissory note (the “2007 Note”) in the principal amount of Nine Million Two Hundred Ninety-Two Thousand Eight Hundred Ninety-Four United States Dollars (US$9,292,894), a copy of the 2007 Note is attached as Exhibit 10.2 to the Company’s Current Report on Form 8-K as filed with the U.S. Securities and Exchange Commission (the “SEC”) on June 6, 2007. On October 30, 2007, the Company and the Investor amended the 2007 Note (among other things) by executing a letter agreement (the “Letter Agreement”), a copy of which is attached hereto as Exhibit 10.1.

Pursuant to the terms of the Letter Agreement, the Company shall pay to the Investor the Installment Amount (as defined in the 2007 Note) on the date of the Letter Agreement, which such payment shall represent the payment of principal and interest otherwise due on January 1, 2008, and shall not alter or amend the Company’s obligation to make payments of principal on April 1, 2008 and each Installment Date (as defined in the 2007 Note) thereafter as set forth in the 2007 Note. In addition, on or prior to November 1, 2007, the Investor shall be entitled to make a one-time conversion of principal into an amount representing 9.9% of the Company’s outstanding common stock (the “Conversion”) and that all ownership caps set forth in the 2007 Note, that certain Amended and Restated Secured Debenture originally issued to the Investor by the Company on September 9, 2005 (the “2005 Debenture”) and each warrant issued by the Company to the Investor shall be raised to 9.99% of the Company’s outstanding shares on the date of Conversion.

The Letter Agreement also provides that the Investor shall not effect any conversions (other than the Conversion) under the 2007 Note or the 2005 Debenture until March 31, 2008. In the event however that the Company refinances the debt represented by the 2007 Note such that the 2007 Note is paid in full from such refinancing by March 31, 2008, the expiration date of the Investor’s agreement not to effect additional conversions shall be extended to December 31, 2008. A copy of the 2005 Debenture is attached is Exhibit 10.1 to the Company’s Current Report on Form 8-K as filed with the SEC on August 31, 2007.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibit No. Description:

EXHIBIT	DESCRIPTION	LOCATION
Exhibit 10.1	Letter Agreement, dated October 30, 2007, by and between Natural Nutrition, Inc. and YA Global Investments, L.P.	Provided herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 31, 2007	NATURAL NUTRITION, INC.

	By:	/s/ Timothy J. Connolly
	Name:	Timothy J. Connolly
	Title:	Chief Executive Officer